Exhibit (a)(1)(v)

LORD ABBETT PRIVATE CREDIT FUND S

NOTICE OF WITHDRAWAL OF TENDER REGARDING SHARES HELD IN LORD ABBETT PRIVATE CREDIT FUND S TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED April 30, 2026

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY LORD ABBETT PRIVATE CREDIT FUND S’ TRANSFER AGENT, EITHER BY MAIL, COURIER OR PERSONAL DELIVERY BEFORE

11:59 P.M., EASTERN TIME, ON
May 29, 2026, UNLESS THE OFFER IS EXTENDED.

Complete this Notice of Withdrawal of Tender and return it to State Street Bank and Trust Company, the Company’s transfer agent (the “Transfer Agent”), as follows:

For delivery by registered, regular, certified or
express mail, by overnight courier or by
personal delivery:

Regular Mail: Lord Abbett Private Credit Fund S c/o State Street Bank and Trust Company Attention: Transfer Agency 1776 Heritage Drive, Mailstop JAB0340 North Quincy, MA 02171

Express/Overnight Delivery/Personal Delivery:

Lord Abbett Private Credit Fund S
c/o State Street Bank and Trust Company
Attention: Transfer Agency
1776 Heritage Drive, Mailstop JAB0340
North Quincy, MA 02171

You are responsible for confirming that this Notice of Withdrawal is received by the Transfer Agent at the address above.

This Lord Abbett Private Credit Fund S Notice of Withdrawal Form is valid only in conjunction with the terms of the Offer to Purchase dated April 30, 2026.

LORD ABBETT PRIVATE CREDIT FUND S

NOTICE OF WITHDRAWAL

Ladies and Gentlemen:

The undersigned hereby withdraws the tender of its common shares of beneficial interest, par value $0.01 per share (the “Shares”), of Lord Abbett Private Credit Fund S (the “Company”) that previously was submitted by the undersigned in a Letter of Transmittal, dated _____________, 2026.

A. SHAREHOLDER(S) INFORMATION

Beneficial Owner(s) Information

Name

Address
(street)

	(city/state)	(zip)
Social Security or Tax ID No.
Telephone No.

Name

Address
(street)

	(city/state)	(zip)
Social Security or Tax ID No.
Telephone No.

Company Account Number (if known)

Registered Holder Information (if different than above; print name exactly as it appears on the books and records of the Company maintained by State Street Bank and Trust Company, the Company’s transfer agent)*

*	For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Notice of Withdrawal in the “Registered Holder Signature” block in Section C.

Name of Registered Holder
(e.g., custodian if shares are registered in the name of a custodian)

Address
	(street)	(city/state)	(zip)

Tax ID No.	BIN

B. WITHDRAWAL REQUEST (select one option)

☐	All Shares owned as of the Expiration Date

☐	Other number of Shares*:

*Provide a number of Shares, not a dollar amount.

[Signature page follows]

This Lord Abbett Private Credit Fund S Notice of Withdrawal Form is valid only in conjunction with the terms of the Offer to Purchase dated April 30, 2026.

LORD ABBETT PRIVATE CREDIT FUND S

NOTICE OF WITHDRAWAL

C. AUTHORIZED SIGNATURES

The undersigned recognizes that upon the receipt on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered and indicated above will not be purchased by the Company.

If Shares are registered in the name of a custodian, the custodian of the Shares must execute this Notice of Withdrawal, and the beneficial owner of the Shares hereby authorizes and directs the custodian of the Shares to execute this Notice of Withdrawal.

Beneficial Owner Signature:

Print Name of Beneficial Owner	Print Name of Beneficial Owner

Title of Signatory if Acting in a Representative Capacity	Title of Signatory if Acting in a Representative Capacity

Signature – Beneficial Owner	Signature – Beneficial Owner

Date	Date

Registered Holder Signature (if different than above; print name exactly as it appears on the books and records of the Company maintained by State Street Bank and Trust Company, the Company’s transfer agent):

Print Name of Registered Holder

Title of Signatory

Signature – Registered Holder

Date

This Lord Abbett Private Credit Fund S Notice of Withdrawal Form is valid only in conjunction with the terms of the Offer to Purchase dated April 30, 2026.